EXHIBIT 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
2nd Quarter, 2007

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Phone: (212) 635-5319
Fax: (212) 635-5532
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned or written premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 25 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		SIX MONTHS ENDED		Previous		Previous
		JUNE 30,		JUNE 30,		Quarter		Year to Date
		2007	2006	2007	2006	Change		Change

HIGHLIGHTS	Gross premiums written	$530,549	$518,316	$968,955	$1,016,436	2.4%		(4.7%)
	Net premiums written	386,587	370,338	744,431	797,841	4.4%		(6.7%)
	Net premiums earned	303,119	305,517	589,685	614,460	(0.8%)		(4.0%)
	Net investment income	73,937	54,943	146,585	116,944	34.6%		25.3%
	Net income	123,287	102,370	237,208	200,491	20.4%		18.3%
	Operating income	125,300	112,067	245,737	215,969	11.8%		13.8%
	Total investments and cash & cash equivalents	6,238,988	5,310,325	6,238,988	5,310,325	17.5%		17.5%
	Total assets	8,375,607	7,393,386	8,375,607	7,393,386	13.3%		13.3%
	Total shareholders’ equity	2,418,186	1,565,062	2,418,186	1,565,062	54.5%		54.5%
	Cash flows from operating activities	231,314	231,348	389,112	418,446	0.0%		(7.0%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$2.04	$2.04	$3.95	$4.00	0.0%		(1.3%)
	Operating income	$2.07	$2.23	$4.09	$4.31	(7.2%)		(5.1%)
	Diluted earnings per share
	Net income	$1.96	$2.02	$3.81	$3.96	(3.0%)		(3.8%)
	Operating income	$1.99	$2.21	$3.95	$4.26	(10.0%)		(7.3%)
	Weighted average common shares outstanding
	Basic	60,397,591	50,162,842	60,028,523	50,162,842
	Diluted	62,874,235	50,682,557	62,277,010	50,637,809
	Book value	$40.03	$31.20	$40.03	$31.20	28.3%		28.3%
	Diluted book value	$37.52	$30.79	$37.52	$30.79	21.9%		21.9%

FINANCIAL RATIOS	Return on average equity (ROAE), net income	20.7%	25.7%	20.4%	25.9%	(5.0	) pts	(5.5	) pts
	ROAE, operating income	21.0%	28.1%	21.1%	27.9%	(7.1	) pts	(6.8	) pts
	Annualized investment book yield	4.8%	4.2%	4.7%	4.3%	0.5	pts	0.4	pts

	Loss and loss expense ratio	58.1%	58.9%	58.0%	62.8%	(0.8	) pts	(4.8	) pts
	Acquisition cost ratio	10.5%	10.7%	10.4%	11.2%	(0.2	) pts	(0.8	) pts
	General and administrative expense ratio	11.4%	8.6%	11.5%	7.6%	2.8	pts	3.9	pts

	Expense ratio	21.9%	19.3%	21.9%	18.8%	2.6	pts	3.1	pts

	Combined ratio	80.0%	78.2%	79.9%	81.6%	1.8	pts	(1.7	) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2007	MARCH 31, 2007	DECEMBER 31, 2006	SEPTEMBER 30, 2006	JUNE 30, 2006
Revenues
Gross premiums written	$530,549	$438,406	$280,111	$362,478	$518,316
Net premiums written	$386,587	$357,844	$210,739	$298,016	$370,338

Net premiums earned	$303,119	$286,566	$319,791	$317,759	$305,517
Net investment income	73,937	72,648	66,009	61,407	54,943
Net realized investment losses	(1,481)	(6,484)	(4,190)	(9,080)	(10,172)

Total revenues	$375,575	$352,730	$381,610	$370,086	$350,288

Expenses
Net losses and loss expenses:
Current year	$208,643	$192,102	$215,456	$219,616	$208,817
Prior years	$(32,418)	(26,107)	(43,061)	(38,682)	(28,973)

Total net losses and loss expenses	176,225	165,995	172,395	180,934	179,844
Acquisition costs	31,872	29,196	34,568	37,785	32,663
General and administrative expenses	34,432	33,203	33,856	25,640	26,257
Foreign exchange loss (gain)	532	32	1,092	(561)	(475)
Interest expense	9,482	9,374	9,510	9,529	7,076

Total expenses	$252,543	$237,800	$251,421	$253,327	$245,365

Income before income taxes	$123,032	$114,930	$130,189	$116,759	$104,923
Income tax (recovery) expense	(255)	1,009	1,827	2,774	2,553

Net income	$123,287	$113,921	$128,362	$113,985	$102,370

GAAP Ratios
Loss and loss expense ratio	58.1%	57.9%	53.9%	56.9%	58.9%
Acquisition cost ratio	10.5%	10.2%	10.8%	11.9%	10.7%
General and administrative expense ratio	11.4%	11.6%	10.6%	8.1%	8.6%

Expense ratio	21.9%	21.8%	21.4%	20.0%	19.3%

Combined ratio	80.0%	79.7%	75.3%	76.9%	78.2%

Per Share Data
Basic earnings per share
Net income	$2.04	$1.89	$2.13	$1.95	$2.04
Operating income	$2.07	$2.00	$2.22	$2.10	$2.23
Diluted earnings per share
Net income	$1.96	$1.83	$2.04	$1.89	$2.02
Operating income	$1.99	$1.94	$2.12	$2.03	$2.21

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2007	JUNE 30, 2006
Revenues
Gross premiums written	$968,955	$1,016,436
Net premiums written	744,431	797,841

Net premiums earned	$589,685	$614,460
Net investment income	146,585	116,944
Net realized investment losses	(7,965)	(15,408)

Total revenues	$728,305	$715,996

Expenses
Net losses and loss expenses:
Current year	$400,745	$414,777
Prior years	(58,525)	(28,973)

Total net losses and loss expenses	342,220	385,804
Acquisition costs	61,068	69,135
General and administrative expenses	67,635	46,579
Foreign exchange loss	564	70
Interest expense	18,856	13,527

Total expenses	$490,343	$515,115

Income before income taxes	$237,962	$200,881
Income tax expense	754	390

Net income	$237,208	$200,491

GAAP Ratios
Loss and loss expense ratio	58.0%	62.8%
Acquisition cost ratio	10.4%	11.2%
General and administrative expense ratio	11.5%	7.6%

Expense ratio	21.9%	18.8%

Combined ratio	79.9%	81.6%

Per Share Data
Basic earnings per share
Net income	$3.95	$4.00
Operating income	$4.09	$4.31
Diluted earnings per share
Net income	$3.81	$3.96
Operating income	$3.95	$4.26

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED JUNE 30, 2007	THREE MONTHS ENDED JUNE 30, 2006

Gross Premiums Written = $530,549	Gross Premiums Written = $518,316

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

SIX MONTHS ENDED JUNE 30, 2007	SIX MONTHS ENDED JUNE 30, 2006

Gross Premiums Written = $968,955	Gross Premiums Written = $1,016,436

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$156,463	$188,091	$185,995	$530,549
Net premiums written	$58,947	$141,620	$186,020	$386,587

Net premiums earned	$48,318	$123,715	$131,086	$303,119

Total revenues	$48,318	$123,715	$131,086	$303,119

Expenses
Net losses and loss expenses:
Current year	$32,848	$91,320	$84,475	$208,643
Prior years	1,301	(30,412)	(3,307)	(32,418)

Total net losses and loss expenses	34,149	60,908	81,168	176,225
Acquisition costs	105	5,033	26,734	31,872
General and administrative expenses	8,163	16,711	9,558	34,432

Total expenses	$42,417	$82,652	$117,460	$242,529

Underwriting Income	$5,901	$41,063	$13,626	$60,590

Net investment income				73,937
Net realized investment losses				(1,481)
Interest expense				(9,482)
Foreign exchange loss				(532)

Income before income taxes				$123,032

GAAP Ratios
Loss and loss expense ratio	70.7%	49.2%	61.9%	58.1%
Acquisition cost ratio	0.2%	4.1%	20.4%	10.5%
General and administrative expense ratio	16.9%	13.5%	7.3%	11.4%

Expense ratio	17.1%	17.6%	27.7%	21.9%

Combined ratio	87.8%	66.8%	89.6%	80.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2006

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$166,861	$200,004	$151,451	$518,316
Net premiums written	$44,756	$172,725	$152,857	$370,338

Net premiums earned	$45,955	$133,321	$126,241	$305,517

Total revenues	$45,955	$133,321	$126,241	$305,517

Expenses
Net losses and loss expenses:
Current year	$33,136	$98,606	$77,076	$208,818
Prior years	(8,407)	(16,195)	(4,372)	(28,974)

Total net losses and loss expenses	24,729	82,411	72,704	179,844
Acquisition costs	(777)	6,955	26,485	32,663
General and administrative expenses	6,845	13,118	6,294	26,257

Total expenses	$30,797	$102,484	$105,483	$238,764

Underwriting Income	$15,158	$30,837	$20,758	$66,753

Net investment income				54,943
Net realized investment losses				(10,172)
Interest expense				(7,076)
Foreign exchange gain				475

Income before income taxes				$104,923

GAAP Ratios
Loss and loss expense ratio	53.8%	61.8%	57.6%	58.9%
Acquisition cost ratio	(1.7%)	5.2%	21.0%	10.7%
General and administrative expense ratio	14.9%	9.9%	5.0%	8.6%

Expense ratio	13.2%	15.1%	26.0%	19.3%

Combined ratio	67.0%	76.9%	83.6%	78.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$258,328	$313,280	$397,347	$968,955
Net premiums written	$105,079	$242,265	$397,087	$744,431

Net premiums earned	$92,809	$248,124	$248,752	$589,685

Total revenues	$92,809	$248,124	$248,752	$589,685

Expenses
Net losses and loss expenses:
Current year	$65,378	$180,981	$154,386	$400,745
Prior years	(24,364)	(29,706)	(4,455)	(58,525)

Total net losses and loss expenses	41,014	151,275	149,931	342,220
Acquisition costs	437	11,071	49,560	61,068
General and administrative expenses	15,920	32,018	19,697	67,635

Total expenses	$57,371	$194,364	$219,188	$470,923

Underwriting Income	$35,438	$53,760	$29,564	$118,762

Net investment income				146,585
Net realized investment losses				(7,965)
Interest expense				(18,856)
Foreign exchange loss				(564)

Income before income taxes				$237,962

GAAP Ratios
Loss and loss expense ratio	44.2%	61.0%	60.3%	58.0%
Acquisition cost ratio	0.4%	4.4%	19.9%	10.4%
General and administrative expense ratio	17.2%	12.9%	7.9%	11.5%

Expense ratio	17.6%	17.3%	27.8%	21.9%

Combined ratio	61.8%	78.3%	88.1%	79.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$286,680	$330,498	$399,258	$1,016,436
Net premiums written	$111,953	$286,919	$398,969	$797,841

Net premiums earned	$95,057	$265,303	$254,100	$614,460

Total revenues	$95,057	$265,303	$254,100	$614,460

Expenses
Net losses and loss expenses:
Current year	$63,993	$196,209	$154,576	$414,778
Prior years	(5,945)	(16,195)	(6,834)	(28,974)

Total net losses and loss expenses	58,048	180,014	147,742	385,804
Acquisition costs	(2,258)	16,274	55,119	69,135
General and administrative expenses	11,960	22,980	11,639	46,579

Total expenses	$67,750	$219,268	$214,500	$501,518

Underwriting Income	$27,307	$46,035	$39,600	$112,942

Net investment income				116,944
Net realized investment losses				(15,408)
Interest expense				(13,527)
Foreign exchange loss				(70)

Income before income taxes				$200,881

GAAP Ratios
Loss and loss expense ratio	61.1%	67.9%	58.1%	62.8%
Acquisition cost ratio	(2.4%)	6.1%	21.7%	11.2%
General and administrative expense ratio	12.6%	8.7%	4.6%	7.6%

Expense ratio	10.2%	14.8%	26.3%	18.8%

Combined ratio	71.3%	82.7%	84.4%	81.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2007	DECEMBER 31, 2006
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2007: $5,737,857; 2006: $5,188,379)	$5,689,348	$5,177,812
Other invested assets available for sale, at fair value (cost: 2007: $202,016; 2006: $245,657)	227,173	262,557

Total investments	5,916,521	5,440,369
Cash and cash equivalents	270,571	366,817
Restricted cash	51,896	138,223
Securities lending collateral	503,517	304,742
Insurance balances receivable	450,612	304,261
Prepaid reinsurance	209,522	159,719
Reinsurance recoverable	679,198	689,105
Accrued investment income	56,355	51,112
Deferred acquisition costs	131,368	100,326
Intangible assets	3,920	3,920
Balances receivable on sale of investments	53,089	16,545
Net deferred tax assets	3,863	5,094
Other assets	45,175	40,347

TOTAL ASSETS	$8,375,607	$7,620,580

LIABILITIES
Reserve for losses and loss expenses	$3,743,680	$3,636,997
Unearned premiums	1,018,347	813,797
Unearned ceding commissions	35,612	23,914
Reinsurance balances payable	122,344	82,212
Securities lending payable	503,517	304,742
Balances due on purchase of investments	21	—
Senior notes	498,629	498,577
Accounts payable and accrued liabilities	35,271	40,257

TOTAL LIABILITIES	$5,957,421	$5,400,496

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share: 60,405,307 issued and outstanding (2006 - 60,287,696)	$1,812	$1,809
Additional paid-in capital	1,833,737	1,822,607
Retained earnings	608,300	389,204
Accumulated other comprehensive (loss) income: net unrealized (losses) gains on investments, net of tax	(25,663)	6,464

TOTAL SHAREHOLDERS’ EQUITY	$2,418,186	$2,220,084

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,375,607	$7,620,580

Book value per share	$40.03	$36.82
Diluted book value per share	37.52	35.26

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED INVESTMENT PORTFOLIO

	JUNE 30, 2007		MARCH 31, 2007		DECEMBER 31, 2006		SEPTEMBER 30, 2006		JUNE 30, 2006
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,689,348	96.2%	$5,407,813	95.3%	$5,177,812	95.2%	$5,283,799	95.4%	$4,808,403	94.8%
Other invested assets available for sale	227,173	3.8%	263,993	4.7%	262,557	4.8%	256,997	4.6%	264,700	5.2%

Total	$5,916,521	100.0%	$5,671,806	100.0%	$5,440,369	100.0%	$5,540,796	100.0%	$5,073,103	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$2,062,352	33.1%	$1,939,024	31.5%	$1,700,052	28.6%	$2,412,080	41.1%	$2,375,542	44.7%
Non-U.S. government securities	105,397	1.7%	100,064	1.6%	97,319	1.6%	99,504	1.7%	91,384	1.7%
Corporate securities	1,191,679	19.1%	1,242,895	20.2%	1,318,136	22.2%	1,057,457	18.0%	839,861	15.8%
Mortgage-backed securities	2,123,124	34.0%	1,897,086	30.8%	1,823,907	30.7%	1,456,789	24.9%	1,248,140	23.5%
Asset-backed securities	206,796	3.3%	228,744	3.7%	238,398	3.9%	257,969	4.4%	253,476	4.8%
Fixed income sub-total	5,689,348	91.2%	5,407,813	87.8%	5,177,812	87.0%	5,283,799	90.1%	4,808,403	90.5%
Global high-yield bond fund	34,142	0.5%	33,968	0.6%	33,031	0.6%	31,724	0.5%	30,519	0.6%
Hedge funds	193,031	3.1%	230,025	3.7%	229,526	3.9%	225,273	3.9%	234,181	4.4%
Cash & cash equivalents	322,467	5.2%	489,097	7.9%	505,040	8.5%	321,719	5.5%	237,222	4.5%

Total	$6,238,988	100.0%	$6,160,903	100.0%	$5,945,409	100.0%	$5,862,515	100.0%	$5,310,325	100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$2,062,351	36.3%	$1,939,024	35.9%	$1,700,052	32.8%	$2,412,080	45.7%	$2,374,326	49.5%
AAA/Aaa	2,605,371	45.8%	2,416,429	44.7%	2,426,331	46.9%	2,005,127	37.9%	1,752,653	36.4%
AA/Aa	370,794	6.5%	377,225	7.0%	306,242	5.9%	274,377	5.2%	246,483	5.1%
A/A	609,453	10.7%	629,368	11.6%	699,267	13.5%	546,204	10.3%	418,172	8.7%
BBB/Baa	41,379	0.7%	45,767	0.8%	45,920	0.9%	46,011	0.9%	16,769	0.3%

Total	$5,689,348	100.0%	$5,407,813	100.0%	$5,177,812	100.0%	$5,283,799	100.0%	$4,808,403	100.0%

STATISTICS
Annualized book yield, year to date	4.8%		4.7%		4.5%		4.3%		4.3%
Duration	3.0	years	2.9	years	2.8	years	3.0	years	3.2	years
Average credit quality (S&P)	AA		AA		AA		AA		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT JUNE 30, 2007
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$236,800	$183,075	$210,827	$630,702
IBNR (net of reinsurance recoverable)	139,149	1,599,136	695,495	2,433,780

Total	$375,949	$1,782,211	$906,322	$3,064,482

IBNR/Total reserves (net of reinsurance recoverable)	37.0%	89.7%	76.7%	79.4%

	AT DECEMBER 31, 2006
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$284,284	$149,619	$197,366	$631,269
IBNR (net of reinsurance recoverable)	139,703	1,541,549	635,371	2,316,623

Total	$423,987	$1,691,168	$832,737	$2,947,892

IBNR/Total reserves (net of reinsurance recoverable)	32.9%	91.2%	76.3%	78.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,
	2007	2007	2006	2006	2006
Senior notes/long-term debt	$498,629	$498,602	$498,577	$498,543	$500,000
Shareholders’ equity	2,418,186	2,355,978	2,220,084	2,094,872	1,565,062

Total capitalization	$2,916,815	$2,854,580	$2,718,661	$2,593,415	$2,065,062

Leverage ratios
Debt to total capitalization	17.1%	17.5%	18.3%	19.2%	24.2%

Closing shareholders’ equity	$2,418,186	$2,355,978	$2,220,084	$2,094,872	$1,565,062
Add/(deduct): accumulated other comprehensive loss/(income)	25,663	(31,481)	(6,464)	(3,447)	83,144

Adjusted shareholders’ equity	$2,443,849	$2,324,497	$2,213,620	$2,091,425	$1,648,206

Net premiums written (trailing 12 months)	$1,253,186	$1,236,937	$1,306,596	$1,309,428	$1,261,132
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.51	0.53	0.59	0.63	0.77

Total investments and cash & cash equivalents	$6,238,988	$6,160,903	$5,945,409	$5,862,515	$5,310,325
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.55	2.65	2.69	2.80	3.22

Reserve for losses and loss expenses	3,743,680	3,663,224	3,636,997	3,586,964	3,459,742
Deduct: reinsurance recoverable	(679,198)	(668,050)	(689,105)	(688,066)	(641,429)

Net reserve for losses and loss expenses	3,064,482	2,995,174	2,947,892	2,898,898	2,818,313
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.25	1.29	1.33	1.39	1.71

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2007	MARCH 31, 2007	DECEMBER 31, 2006	SEPTEMBER 30, 2006	JUNE 30, 2006
Net income	$123,287	$113,921	$128,362	$113,985	$102,370
Add:
Net realized investment losses	1,481	6,484	4,190	9,080	10,172
Foreign exchange loss (gain)	532	32	1,092	(561)	(475)

Operating income	$125,300	$120,437	$133,644	$122,504	$112,067

Weighted average common shares outstanding
Basic	60,397,591	60,333,209	60,284,459	58,376,307	50,162,842
Diluted	62,874,235	62,207,941	62,963,243	60,451,643	50,682,557

Basic per share data
Net income	$2.04	$1.89	$2.13	$1.95	$2.04
Add:
Net realized investment losses	0.02	0.11	0.07	0.16	0.20
Foreign exchange loss (gain)	0.01	—	0.02	(0.01)	(0.01)

Operating income	$2.07	$2.00	$2.22	$2.10	$2.23

Diluted per share data
Net income	$1.96	$1.83	$2.04	$1.89	$2.02
Add:
Net realized investment losses	0.02	0.11	0.06	0.15	0.20
Foreign exchange loss (gain)	0.01	—	0.02	(0.01)	(0.01)

Operating income	$1.99	$1.94	$2.12	$2.03	$2.21

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2007	JUNE 30, 2006
Net income	$237,208	$200,491
Add:
Net realized investment losses	7,965	15,408
Foreign exchange loss	564	70

Operating income	$245,737	$215,969

Weighted average common shares outstanding
Basic	60,028,523	50,162,842
Diluted	62,277,010	50,637,809

Basic per share data
Net income	$3.95	$4.00
Add:
Net realized investment losses	0.13	0.31
Foreign exchange loss	0.01	—

Operating income	$4.09	$4.31

Diluted per share data
Net income	$3.81	$3.96
Add:
Net realized investment losses	0.13	0.30
Foreign exchange loss	0.01	—

Operating income	$3.95	$4.26

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2007	MARCH 31, 2007	DECEMBER 31, 2006	SEPTEMBER 30, 2006	JUNE 30, 2006
Opening shareholders’ equity	$2,355,978	$2,220,084	$2,094,872	$1,565,062	$1,478,907
(Deduct)/add: accumulated other comprehensive (income)/loss	(31,481)	(6,464)	(3,447)	83,144	64,988

Adjusted opening shareholders’ equity	$2,324,497	$2,213,620	$2,091,425	$1,648,206	$1,543,895

Closing shareholders’ equity	$2,418,186	$2,355,978	$2,220,084	$2,094,872	$1,565,062
Add/(deduct): accumulated other comprehensive loss/(income)	25,663	(31,481)	(6,464)	(3,447)	83,144

Adjusted closing shareholders’ equity	$2,443,849	$2,324,497	$2,213,620	$2,091,425	$1,648,206

Average shareholders’ equity	$2,384,173	$2,269,059	$2,152,523	$1,869,816	$1,596,051

Net income available to shareholders	$123,287	$113,921	$128,362	$113,985	$102,370
Annualized net income available to shareholders	493,148	455,684	513,448	455,940	409,480

Annualized return on average shareholders’ equity — net income available to shareholders	20.7%	20.1%	23.9%	24.4%	25.7%

Operating income available to shareholders	$125,300	$120,437	$133,644	$122,504	$112,067
Annualized operating income available to shareholders	501,200	481,748	534,576	490,016	448,268

Annualized return on average shareholders’ equity — operating income available to shareholders	21.0%	21.2%	24.8%	26.2%	28.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2007	JUNE 30, 2006
Opening shareholders’ equity	$2,220,084	$1,420,266
(Deduct)/add: accumulated other comprehensive (income)/loss	(6,464)	25,508

Adjusted opening shareholders’ equity	$2,213,620	$1,445,774

Closing shareholders’ equity	$2,418,186	$1,565,062
Add: accumulated other comprehensive loss	25,663	83,144

Adjusted closing shareholders’ equity	$2,443,849	$1,648,206

Average shareholders’ equity	$2,328,735	$1,546,990

Net income available to shareholders	$237,208	$200,491
Annualized net income available to shareholders	474,416	400,982

Annualized return on average shareholders’ equity — net income available to ordinary shareholders	20.4%	25.9%

Operating income available to shareholders	$245,737	$215,969
Annualized operating income available to shareholders	491,474	431,938

Annualized return on average shareholders’ equity — operating income available to shareholders	21.1%	27.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	JUNE 30,	MARCH 31,	DECEMBER 31,	JUNE 30,
	2007	2007*	2006	2006
Price per share at period end	$51.25	$42.75	$43.63	N/A

Total shareholders’ equity	2,418,186	2,355,978	2,220,084	1,565,062

Basic common shares outstanding	60,405,307	60,390,269	60,287,696	50,162,842

Add: unvested restricted share units	828,657	837,056	704,372	214,712

Add: Long-Term Incentive Plan (LTIP) share units	886,251	886,251	342,501	228,334

Add: dilutive options/warrants outstanding	6,764,564	6,588,782	6,695,990	1,187,875
Weighted average exercise price per share	$33.59	$33.18	$33.02	$27.42
Deduct: options bought back via treasury method	(4,433,857)	(5,114,200)	(5,067,534)	(957,916)

Common shares and common share equivalents outstanding	64,450,922	63,588,158	62,963,025	50,835,847

Basic book value per common share	$40.03	$39.01	$36.82	$31.20
Diluted book value per common share	$37.52	$37.05	$35.26	$30.79

*	Previously calculated using Financial Accounting Standards No. 128 (“FAS 128”) dilution methodology. When calculated using FAS 128 dilution methodology, the effect becomes less dilutive. The calculation as shown is consistent with prior quarters.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2007	JUNE 30, 2006	JUNE 30, 2007	JUNE 30, 2006
Net investment income	73,937	54,943	146,585	116,944
(Add)/deduct: annual and non-recurring items	—	—	2,062	12,034

Net investment income, recurring	73,937	54,943	144,523	104,910

Annualized net investment income, recurring	295,748	219,772	289,046	209,820

(Deduct)/add: annual and non-recurring items	—	—	2,062	12,034

Normalized net investment income	295,748	219,772	291,108	221,854

Fixed maturity investments available for sale, amortized cost	5,392,983	4,613,208	5,188,379	4,442,040
Other invested assets, available for sale, cost	246,500	247,486	245,657	270,138
Cash and cash equivalents	288,284	188,599	366,817	172,379
Restricted cash	200,813	55,161	138,223	41,788
Balances receivable on sale of investments	25,239	1,224	16,545	3,633
Balances due on purchase of investments	(46,517)	—	—	—

Opening aggregate invested assets	6,107,302	5,105,678	5,955,621	4,929,978

Fixed maturity investments available for sale, amortized cost	5,737,857	4,907,653	5,737,857	4,907,653
Other invested assets, available for sale, cost	202,016	247,975	202,016	247,975
Cash and cash equivalents	270,571	223,602	270,571	223,602
Restricted cash	51,896	13,620	51,896	13,620
Balances receivable on sale of investments	53,089	2,433	53,089	2,433
Balances due on purchase of investments	(21)	(76,779)	(21)	(76,779)

Closing aggregate invested assets	6,315,408	5,318,504	6,315,408	5,318,504

Average aggregate invested assets	6,211,355	5,212,091	6,135,515	5,124,241

Annualized investment book yield	4.8%	4.2%	4.7%	4.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	YEAR ENDED	NINE MONTHS ENDED
	MARCH 31, 2007	DECEMBER 31, 2006	SEPTEMBER 30, 2006
Net investment income	72,648	244,360	178,351
Deduct: annual and non-recurring items	2,062	—	11,689

Net investment income, recurring	70,586	244,360	166,662

Annualized net investment income, recurring	282,344	244,360	222,216

Add: annual and non-recurring items	2,062	—	11,689

Normalized net investment income	284,406	244,360	233,905

Fixed maturity investments available for sale, amortized cost	5,188,379	4,442,040	4,442,040
Other invested assets, available for sale, cost	245,657	270,138	270,138
Cash and cash equivalents	366,817	172,379	172,379
Restricted cash	138,223	41,788	41,788
Balances receivable on sale of investments	16,545	3,633	3,633
Balances due on purchase of investments	—	—	—

Opening aggregate invested assets	5,955,621	4,929,978	4,929,978

Fixed maturity investments available for sale, amortized cost	5,392,983	5,188,379	5,289,411
Other invested assets, available for sale, cost	246,500	245,657	246,854
Cash and cash equivalents	288,284	366,817	270,848
Restricted cash	200,813	138,223	50,871
Balances receivable on sale of investments	25,239	16,545	70,174
Balances due on purchase of investments	(46,517)	—	(66,874)

Closing aggregate invested assets	6,107,302	5,955,621	5,861,284

Average aggregate invested assets	6,031,462	5,442,800	5,395,631

Annualized investment book yield	4.7%	4.5%	4.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 18 and 19 for reconciliations of operating income to net income.
ANNUALIZED RETURN ON AVERAGE EQUITY (“ROAE”)
Annualized return on average equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor is it likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 20 and 21 for reconciliations of average equity.
ANNUALIZED OPERATING RETURN ON AVERAGE EQUITY
Annualized operating return on average equity is calculated using 1) operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and 2) average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See pages 18 and 19 for reconciliations of net income to operating income and pages 20 and 21 for reconciliations of average equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 22 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 23 and 24 for reconciliations of annualized investment book yield.